                       SEMIANNUAL REPORT  /  JUNE 30 1999

                        AIM INTERMEDIATE GOVERNMENT FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                     -------------------------------------

                              FOURTH OF JULY, 1916

                           BY FREDERICK CHILDE HASSAM

            HASSAM WAS AN AMERICAN IMPRESSIONIST PAINTER FAMOUS FOR

              HIS LUMINOUS PAINTINGS OF FLAGS AND NEW YORK STREET

            SCENES. THIS VIBRANT PAINTING DEPICTS A PARADE ROUTE ON

            FIFTH AVENUE IN 1916, PRIOR TO THE U.S. ENTRY INTO WORLD

             WAR I. HASSAM CAPTURES THE PATRIOTIC FERVOR OF THE DAY

              AND THE BURGEONING STRENGTH OF THE AMERICAN SPIRIT.

                     -------------------------------------

AIM Intermediate Government Fund is for shareholders who seek a high level of current income and relative price stability. The fund invests in a portfolio of U.S. government securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Intermediate Government Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and fund expenses.
o   Past performance is no guarantee of comparable future results.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Intermediate Government Bond Index is an unmanaged composite generally considered representative of intermediate U.S. Treasury and U.S. Government agency securities.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
o The unmanaged Lipper Intermediate U.S. Government Fund Index represents an average of the performance of the largest government securities funds. These funds invest at least 65% of assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities with dollar-weighted average maturities of five to 10 years. It is compiled by Lipper Analytical Services, Inc., an independent mutual-fund performance monitor.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
         GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
               OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU
                     COULD LOSE SOME OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to person who have received a current prospectus of the fund.


                        AIM INTERMEDIATE GOVERNMENT FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
     [PHOTO OF      many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
      Bauer,        feel comfortable. We are pleased to be able to report to you
   Chairman of      that as of June 1999 we achieved a major milestone toward
   the Board of     year 2000 compliance status: we have successfully completed
     THE FUND       the testing of all of our mission-critical systems.
   APPEARS HERE]        Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.


                        AIM INTERMEDIATE GOVERNMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



FUND CONTINUES TO PROVIDE INCOME, STABILITY IN VOLATILE BOND MARKET

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
Strong economic growth and resulting inflationary concerns created a difficult environment for intermediate-term debt securities. For the six months ended June 30, 1999, the fund's total return was -2.50% for Class A Shares, -2.79% for Class B shares and -2.80% for Class C shares. These figures were calculated at net asset value, without a sales charge. Comparatively, the Lehman Brothers Intermediate Government Bond Index returned -0.47%.
    Despite unfavorable market conditions, the fund continued to provide a high level of current income during the six-month reporting period. As of June 30, 1999, the fund's 30-day distribution rate at net asset value was 6.98% for Class A shares, 6.10% for Class B shares and 6.12% for Class C Shares. The fund's 30-day SEC yield at maximum offering price was 5.38% for Class A shares and 4.86% for both Class B and Class C shares.

WHAT EVENTS HAVE SHAPED THE MARKET ENVIRONMENT OVER THE LAST SIX MONTHS?
Despite the global economic struggles of the second half of 1998, the United States enjoyed unexpectedly strong growth of 6.1% in the fourth quarter of 1998 and 4.1% in the first quarter of 1999. This robust economic expansion alleviated concerns that problems in developing nations would lead to a global recession. As investor confidence returned, yield replaced safety as the driving force in the bond market. Demand for government debt securities weakened in favor of lower-rated higher-yielding securities.
    In addition to weakening demand, a combination of factors, most notably comments by Federal Reserve Board (the Fed) Chairman Alan Greenspan in February and surprisingly high Consumer Price Index (CPI) data in April, led investors to speculate that this strong economic growth would necessitate the tightening of interest rates. The possibility of a rate hike created further demand for securities with higher yields and less sensitivity to interest-rate moves than government-issued debt. Treasury securities in particular were hurt by this shift in market favor.
    To a degree, investor concern was warranted, as on June 30 the Fed bumped the federal funds rate upward from 4.75% to 5%. The increase was only a small nudge, but was just enough to moderate the possibility of inflation. More important, however, was the Fed's declaration of a neutral bias, indicating its reluctance to adjust rates further in the near future. This declaration removed some uncertainty and created some relative stability within the fixed-income marketplace.

HOW DID THE FUND'S HOLDINGS REACT TO THIS VOLATILE ENVIRONMENT?
The fund's performance during the reporting period was largely defined by a rising-interest-rate environment. For the six-months ending June 30, 1999 yield on the two-year Treasury note rose from 4.53% to 5.52%. Similarly, yield on the 30-year Treasury bond rose from 5.09% to 5.97%. As interest rates continued to rise during the reporting period, the value of the fund's holdings declined. This was not unexpected, however. In a rising-interest-rate environment, it is normal for the value of existing debt securities to decrease, as a security's yield and price have an inverse relationship.
    To counter rising interest rates, the fund typically relies on its mortgage-backed securities, which historically have had less volatile yields and thus helped the fund's price stability. While yields of most debt securities will climb with rising interest rates, the yields of mortgage-backed securities generally do not increase as much as those of Treasuries.
    However, as demand for the safety of government securities dwindled in favor of higher-yielding, lower-rated debt securities during the reporting period, mortgage-backed securities have been surprisingly more volatile than Treasuries. As a result, the fund's mortgage-backed securities did not dampen the volatility of the fund's net asset value, but instead contributed to it.

================================================================================
YIELD AT NET ASSET VALUE

As of 6/30/99
--------------------------------------------------------------------------------
BAR CHART HERE

Class A Shares                                    6.98%

Class B Shares                                    6.10%

Class C Shares                                    6.12%

30-Year Treasury Bond                             5.97%

Average Intermediate U.S. Gov. Fund               5.45%

Source: Lipper Analytical Services, Inc.; Bloomberg
================================================================================

                     -------------------------------------

                       DESPITE UNFAVORABLE MARKET CONDI-

                      TIONS, THE FUND CONTINUED TO PROVIDE

                      A HIGH LEVEL OF CURRENT INCOME . . .

                     -------------------------------------

          See important fund and index disclosures inside front cover.


                        AIM INTERMEDIATE GOVERNMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



HOW DID THE FUND ADJUST ITS STRATEGY UNDER THESE MARKET CONDITIONS?
In a rising-interest-rate environment, the securities most susceptible to price fluctuation are those with the longest duration. Treasury securities like 10-year notes and 30-year bonds are among the securities more prone to price fluctuation, while two- and five-year notes are historically more stable. In response to rising interest rates, then, we have shortened the average duration of the fund's holdings to reduce price and interest-rate risk. At the end of the reporting period, the fund's average duration was 3.23 years compared to 4.14 six months ago.
    In general, however, we are remaining true to our investment discipline. While the fund did experience some fluctuation in its net asset value, it held to its objective of providing the price stability of a five-year Treasury note. Additionally, the fund's yield continues to be higher than the benchmark yield of the 30-year Treasury bond. And despite the setbacks we've experienced with mortgage-backed securities in recent months, our research still indicates that these securities offer good value and opportunity for high yield and preservation of capital.
    We believe that lowering the fund's duration and maintaining our positions in mortgage-backed securities will continue to keep the fund in line with its investment objectives and provide our shareholders with the income and price stability to which they have grown accustomed.

WHAT DOES THE HIKE IN THE FEDERAL FUNDS RATE MEAN FOR THE FIXED-INCOME MARKET? The Fed's decision to raise the rate to 5% was a prudent move. With such strong economic growth, it is crucial that the Fed monitor and temper the rate of inflation. And while the alarmingly high upturn in retail inflation reflected in April's CPI data appears to have been a one time aberration, the Fed's action should provide a good cushion for the economy should inflation rise in the near term.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
At the close of the reporting period, the benchmark 30-year Treasury bond was yielding 5.97% versus 5.09% at the period's outset. While it has been a bumpy ride, the bottom line is that higher yields can offer a greater degree of income for investors.
    Overall, the market environment for fixed-income securities appears favorable. We believe the fund is well positioned to capitalize on this environment and to provide shareholders with the stability and income they have come to expect from AIM Intermediate Government Fund.

MONTH-END FUND NET ASSET DEVIATION VALUE

6/87-6/99

On a rolling 12-month basis, the fund's NAV has deviated only 3.29%, as compared to the five-year Treasury note's 4.55% deviation.

CLASS A SHARES NET ASSET VALUE VS. FIVE-YEAR TREASURY BOND

================================================================================
Years       AIM Interm Gov't NAV Volatility     5-Year Treasury Volatility
--------------------------------------------------------------------------------
Jun-87      10.11                                108

Jun-88       9.94                                106

Jun-89       9.89                                108

Jun-90       9.79                                107

Jun-91       9.92                                109

Jun-92      10.26                                116

Jun-93      10.36                                122

Jun-94       9.32                                112

Jun-95       9.48                                117

Jun-96       9.21                                114

Jun-97       9.24                                115

Jun-98       9.47                                119

Jun-99       9.03                             118.03

CLASS A SHARES NAV
FIVE-YEAR TREASURY BOND

Sources: Bloomberg, Towers Data Systems HYPO. There is no guarantee that the fund will maintain a constant NAV.
================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ending June 30, 1999, including sales charges

CLASS A SHARES

Inception (4/28/87)      6.63%
  10 years               6.35%
   5 years               5.53%
   1 year               -2.90%

CLASS B SHARES

Inception (9/7/93)       3.95%
   5 years               5.40%
   1 year               -3.58%

CLASS C SHARES

Inception ( 8/4/97)      4.18%
   1 year                0.24%
================================================================================

                     -------------------------------------

                        OVERALL, THE MARKET ENVIRONMENT

                      FOR FIXED-INCOME SECURITIES APPEARS

                                   FAVORABLE.

                     -------------------------------------


          See important fund and index disclosures inside front cover.


                        AIM INTERMEDIATE GOVERNMENT FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


                         CHOOSE YOUR INVESTMENT PALETTE

                                   [GRAPHIC]

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS INCOME

If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

                                   [GRAPHIC]


                        AIM INTERMEDIATE GOVERNMENT FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY-MARKET FUNDS
A money-market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money-market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money-market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money-market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                        AIM INTERMEDIATE GOVERNMENT FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-61.17%

FEDERAL FARM CREDIT BANK-0.96%

Debentures
  6.15%, 09/01/00                   $   700,000   $    705,026
--------------------------------------------------------------
  6.22%, 06/17/08                     4,500,000      4,352,715
--------------------------------------------------------------
                                                     5,057,741
--------------------------------------------------------------

FEDERAL HOME LOAN BANK-1.34%

Debentures
  7.31%, 07/06/01                     4,000,000      4,117,040
--------------------------------------------------------------
  7.36%, 07/01/04                     2,800,000      2,934,484
--------------------------------------------------------------
                                                     7,051,524
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-12.62%

Debentures
  6.45%, 04/29/09                    10,000,000      9,681,400
--------------------------------------------------------------
Pass Through Certificates
  12.00%, 04/01/00 to 02/01/13           18,391         20,896
--------------------------------------------------------------
  6.50%, 07/01/01 to 01/01/28         7,511,739      7,350,021
--------------------------------------------------------------
  9.00%, 12/01/05 to 04/01/25         4,088,543      4,317,980
--------------------------------------------------------------
  8.00%, 07/01/06 to 10/01/10           315,558        325,252
--------------------------------------------------------------
  8.50%, 07/01/07 to 12/01/26        13,986,551     14,707,665
--------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21        1,486,289      1,631,700
--------------------------------------------------------------
  7.00%, 11/01/10 to 04/01/11         1,107,313      1,117,229
--------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20        8,525,144      9,349,601
--------------------------------------------------------------
  6.00%, 12/01/13                     9,585,697      9,262,180
--------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25         7,941,019      8,586,058
--------------------------------------------------------------
                                                    66,349,982
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-32.04%

Debentures
  8.25%, 12/18/00                     5,000,000      5,185,400
--------------------------------------------------------------
  7.50%, 02/11/02                     9,000,000      9,324,630
--------------------------------------------------------------
  8.50%, 02/01/05                     4,500,000      4,576,455
--------------------------------------------------------------
  5.875%, 02/02/06                    8,000,000      7,825,760
--------------------------------------------------------------
Medium Term Notes
  6.40%, 09/27/05                     4,610,000      4,639,457
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ("FNMA")-(CONTINUED)

Pass Through Certificates
  8.50%, 01/01/07 to 11/01/26       $63,665,242   $ 66,470,185
--------------------------------------------------------------
  6.00%, 01/01/09 to 04/01/24        22,254,965     21,495,636
--------------------------------------------------------------
  7.50%, 06/01/10 to 12/01/26        15,867,618     16,143,712
--------------------------------------------------------------
  7.00%, 05/01/11 to 10/01/12         7,593,285      7,649,416
--------------------------------------------------------------
  6.50%, 05/01/13 to 11/01/28         8,432,726      8,317,577
--------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22         1,635,397      1,757,390
--------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21        8,134,017      8,952,803
--------------------------------------------------------------
  8.00%, 04/01/25 to 07/01/26         5,954,380      6,131,406
--------------------------------------------------------------
                                                   168,469,827
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-14.21%

Pass Through Certificates
  6.00%, 10/15/08 to 11/15/08           487,394        473,683
--------------------------------------------------------------
  6.50%, 10/15/08                       452,343        449,091
--------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28        16,706,151     16,537,360
--------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21         1,247,693      1,340,995
--------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23         4,525,615      4,887,879
--------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24        9,766,172     10,667,637
--------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15           99,094        109,670
--------------------------------------------------------------
  13.50%, 07/15/10 to 04/15/15          279,355        327,554
--------------------------------------------------------------
  12.50%, 11/15/10                      136,648        157,829
--------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15          266,785        309,042
--------------------------------------------------------------
  12.00%, 01/15/13 to 07/15/15          445,734        505,437
--------------------------------------------------------------
  10.50%, 07/15/13 to 02/15/16          153,186        167,968
--------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27        30,787,316     31,790,599
--------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28         6,897,906      6,980,946
--------------------------------------------------------------
                                                    74,705,690
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $319,388,639)                                321,634,764
--------------------------------------------------------------

U.S. TREASURY SECURITIES-26.75%

U.S. TREASURY BONDS-4.03%

  5.625%, 05/15/08                   10,000,000      9,802,500
--------------------------------------------------------------
  7.25%, 08/15/22                     1,100,000      1,229,723
--------------------------------------------------------------
  5.25%, 11/15/28                    11,500,000     10,191,875
--------------------------------------------------------------
                                                    21,224,098
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. TREASURY NOTES-21.27%

  6.625%, 07/31/01                  $25,000,000   $ 25,524,750
--------------------------------------------------------------
  6.125%, 12/31/01                    5,000,000      5,060,100
--------------------------------------------------------------
  6.00%, 07/31/02                     5,000,000      5,052,300
--------------------------------------------------------------
  6.375%, 08/15/02                   25,000,000     25,501,500
--------------------------------------------------------------
  5.50%, 05/31/03                     5,000,000      4,961,600
--------------------------------------------------------------
  5.25%, 08/15/03                    16,000,000     15,721,600
--------------------------------------------------------------
  4.75%, 02/15/04 to 11/15/08        25,000,000     23,819,650
--------------------------------------------------------------
  7.50%, 11/15/16                     5,500,000      6,203,450
--------------------------------------------------------------
                                                   111,844,950
--------------------------------------------------------------

U.S. TREASURY STRIPS-1.45%(a)

  5.38% to 6.85%, 05/15/06 to
    11/15/18 ($8,000,000)            15,750,000      7,610,913
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $148,770,451)                          140,679,961
--------------------------------------------------------------
    Total Investments (excluding
      Repurchase Agreements)                       462,314,725
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
REPURCHASE AGREEMENT-11.62%(b)

CIBC Oppenheimer Corp, 4.95%,
  07/01/99(c) (Cost $61,121,047)    $61,121,047   $ 61,121,047
--------------------------------------------------------------
TOTAL INVESTMENTS-99.54%                           523,435,772
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-0.46%                                       2,430,275
--------------------------------------------------------------
NET ASSETS-100.00%                                $525,866,047
--------------------------------------------------------------

Abbreviation:

STRIPS - Separately Traded Registered Interest and Principal Security

Notes to Schedule of Investments:

(a)STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the fund.
(b)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The Collateral is marked to market daily to ensure its market value is at least 102% of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c)Joint repurchase agreement entered into 06/30/99 with a maturing value of $300,041,250. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(unaudited)

ASSETS:

Investments, excluding repurchase
  agreements, at market value (cost
  $468,159,090)                              $462,314,725
---------------------------------------------------------
Repurchase agreement (cost $61,121,047)        61,121,047
---------------------------------------------------------
Receivables for:
  Investments sold                             73,992,188
---------------------------------------------------------
  Fund shares sold                              2,689,015
---------------------------------------------------------
  Interest                                      5,584,815
---------------------------------------------------------
  Principal paydowns                              948,164
---------------------------------------------------------
Investment for deferred compensation plan          34,419
---------------------------------------------------------
Other assets                                       24,221
---------------------------------------------------------
    Total assets                              606,708,594
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        73,979,688
---------------------------------------------------------
  Fund shares reacquired                        4,907,452
---------------------------------------------------------
  Dividends                                       957,300
---------------------------------------------------------
  Deferred compensation plan                       34,419
---------------------------------------------------------
Accrued advisory fees                             191,859
---------------------------------------------------------
Accrued administrative services fees                7,139
---------------------------------------------------------
Accrued distribution fees                         498,548
---------------------------------------------------------
Accrued transfer agent fees                        52,118
---------------------------------------------------------
Accrued operating expenses                        214,024
---------------------------------------------------------
    Total liabilities                          80,842,547
---------------------------------------------------------
Net assets applicable to shares outstanding  $525,866,047
---------------------------------------------------------

NET ASSETS:

Class A                                      $244,554,929
---------------------------------------------------------
Class B                                      $239,031,523
---------------------------------------------------------
Class C                                      $ 42,279,595
---------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        27,068,064
=========================================================
Class B                                        26,414,820
=========================================================
Class C                                         4,686,367
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       9.03
=========================================================
  Offering price per share:
    (Net asset value of $9.03
      divided by 95.25%)                     $       9.48
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       9.05
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       9.02
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(unaudited)

INVESTMENT INCOME:

Interest                                     $ 20,341,791
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,144,652
---------------------------------------------------------
Administrative services fees                       44,021
---------------------------------------------------------
Custodian fees                                     38,570
---------------------------------------------------------
Distribution fees - Class A                       309,466
---------------------------------------------------------
Distribution fees - Class B                     1,195,816
---------------------------------------------------------
Distribution fees - Class C                       199,181
---------------------------------------------------------
Interest (Note 5)                                 224,014
---------------------------------------------------------
Transfer agent fees - Class A                     152,591
---------------------------------------------------------
Transfer agent fees - Class B                     159,674
---------------------------------------------------------
Transfer agent fees - Class C                      26,547
---------------------------------------------------------
Trustees' fees                                      5,694
---------------------------------------------------------
Other                                             235,852
---------------------------------------------------------
    Total expenses                              3,736,078
---------------------------------------------------------
Less: Expenses paid indirectly                     (3,360)
---------------------------------------------------------
    Net expenses                                3,732,718
---------------------------------------------------------
Net investment income                          16,609,073
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                  (18,452,743)
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities     (12,277,881)
---------------------------------------------------------
  Net gain (loss) on investment securities    (30,730,624)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(14,121,551)
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (unaudited)

                                                                JUNE 30,        DECEMBER 31,
                                                                  1999              1998
                                                              ------------      ------------
OPERATIONS:

  Net investment income                                       $ 16,609,073      $ 21,481,081
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (18,452,743)        6,570,449
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (12,277,881)       (2,570,929)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                               (14,121,551)       25,480,601
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (8,360,632)      (12,395,672)
--------------------------------------------------------------------------------------------
  Class B                                                       (7,068,011)       (7,690,274)
--------------------------------------------------------------------------------------------
  Class C                                                       (1,180,430)       (1,395,135)
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                          (65,835)         (247,750)
--------------------------------------------------------------------------------------------
  Class B                                                          (63,599)         (176,643)
--------------------------------------------------------------------------------------------
  Class C                                                          (10,593)          (32,108)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       13,473,598        76,269,628
--------------------------------------------------------------------------------------------
  Class B                                                       15,100,607       147,670,216
--------------------------------------------------------------------------------------------
  Class C                                                        6,604,979        35,531,445
--------------------------------------------------------------------------------------------
    Net increase in net assets                                   4,308,533       263,014,308
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          521,557,514       258,543,206
--------------------------------------------------------------------------------------------
  End of period                                               $525,866,047      $521,557,514
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $559,519,407      $524,340,223
--------------------------------------------------------------------------------------------
  Undistributed net investment income                             (182,515)          (42,488)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (27,626,480)       (9,173,737)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (5,844,365)        6,433,516
--------------------------------------------------------------------------------------------
                                                              $525,866,047      $521,557,514
============================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares, and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Information presented in these financial statements pertains only to the Fund.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity date and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
       Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions described in Note 1 Section "C".
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. (The Fund has a capital loss carryforward of $8,696,199 as of December 31, 1998 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004.) The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1999, AIM was paid $44,021 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1999, the Fund paid AFS $192,819 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999 the Class A, Class B and Class C shares paid AIM Distributors $309,466, $1,195,816 and $199,181 respectively, as compensation under the Plans.

  AIM Distributors received commissions of $176,296 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $108,249 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

  During the six months ended June 30, 1999, the Fund paid legal fees of $9,707 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3,352 and $8, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $3,360 during the six months ended June 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the six months ended June 30, 1999 was $55,370,000 while borrowings averaged $19,109,462 per day with a weighted average interest rate of 2.36%.
  The Fund will limit its borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $381,030,901 and $418,317,279, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 2,788,585
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (8,632,950)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    $(5,844,365)
=========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                JUNE 30,                     DECEMBER 31,
                                  1999                           1998
                       ---------------------------    ---------------------------
                         SHARES         AMOUNT          SHARES         AMOUNT
                       -----------   -------------    -----------   -------------
Sold:
  Class A               32,440,910   $ 302,506,624     29,655,462   $ 283,586,927
---------------------------------------------------------------------------------
  Class B               12,928,409     120,872,829     27,535,042     264,070,374
---------------------------------------------------------------------------------
  Class C                3,003,073      28,002,319      6,742,689      63,813,508
---------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                  732,107       6,798,343      1,069,069      10,191,327
---------------------------------------------------------------------------------
  Class B                  542,235       5,047,650        568,105       5,430,298
---------------------------------------------------------------------------------
  Class C                  102,473         950,283        143,118       1,253,716
---------------------------------------------------------------------------------
Reacquired:
  Class A              (31,752,175)   (295,831,369)   (22,783,533)   (217,508,626)
---------------------------------------------------------------------------------
  Class B              (11,872,546)   (110,819,872)   (12,722,862)   (121,830,456)
---------------------------------------------------------------------------------
  Class C               (2,397,165)    (22,347,623)    (3,103,831)    (29,535,779)
---------------------------------------------------------------------------------
                         3,727,321   $  35,179,184     27,103,259   $ 259,471,289
=================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998 and for a share of Class C outstanding during the six months ended June 30, 1999, the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                              DECEMBER 31,
                                                           JUNE 30,     ---------------------------------------------------------
                                                             1999         1998        1997        1996        1995        1994
                                                           --------     --------    --------    --------    --------    --------
Net asset value, beginning of period                       $   9.58     $   9.46    $   9.28    $   9.70    $   8.99    $  10.05
---------------------------------------------------------  --------     --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                        0.31         0.62        0.63        0.63        0.69        0.68
---------------------------------------------------------  --------     --------    --------    --------    --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.54)        0.13        0.18       (0.42)       0.73       (1.02)
---------------------------------------------------------  --------     --------    --------    --------    --------    --------
    Total from investment operations                          (0.23)        0.75        0.81        0.21        1.42       (0.34)
---------------------------------------------------------  --------     --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income                        (0.32)       (0.63)      (0.61)      (0.59)      (0.67)      (0.58)
---------------------------------------------------------  --------     --------    --------    --------    --------    --------
  Distributions from net realized gains                          --           --          --          --          --       (0.04)
---------------------------------------------------------  --------     --------    --------    --------    --------    --------
  Return of capital                                              --           --       (0.02)      (0.04)      (0.04)      (0.10)
---------------------------------------------------------  --------     --------    --------    --------    --------    --------
    Total distributions                                       (0.32)       (0.63)      (0.63)      (0.63)      (0.71)      (0.72)
---------------------------------------------------------  --------     --------    --------    --------    --------    --------
Net asset value, end of period                             $   9.03     $   9.58    $   9.46    $   9.28    $   9.70    $   8.99
=========================================================  ========     ========    ========    ========    ========    ========
Total return(a)                                               (2.50)%       8.17%       9.07%       2.35%      16.28%      (3.44)%
=========================================================  ========     ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $244,555     $245,613    $167,427    $174,344    $176,318    $158,341
=========================================================  ========     ========    ========    ========    ========    ========
Ratio of expenses to average net assets (exclusive of
  interest expense)                                            0.93%(b)     0.96%       1.00%       1.00%       1.08%       1.04%(c)
=========================================================  ========     ========    ========    ========    ========    ========
Ratio of net investment income to average net assets           6.80%(b)     6.43%       6.77%       6.76%       7.36%       7.34%(d)
=========================================================  ========     ========    ========    ========    ========    ========
Portfolio turnover rate                                          79%         147%         99%        134%        140%        109%
=========================================================  ========     ========    ========    ========    ========    ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $249,624,732.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.05%.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 7.32%.

                                                          CLASS B                                            CLASS C
                               ---------------------------------------------------------------    ------------------------------
                                                              DECEMBER 31,                                       DECEMBER 31,
                               JUNE 30,    ---------------------------------------------------    JUNE 30,    ------------------
                                 1999        1998      1997       1996       1995       1994        1999       1998       1997
                               --------    --------   -------    -------    -------    -------    --------    -------    -------
Net asset value, beginning of
  period                       $  9.59     $   9.46   $  9.28    $  9.69    $  8.99    $ 10.04    $  9.56     $  9.44    $  9.33
-----------------------------  --------    --------   -------    -------    -------    -------    -------     -------    -------
Income from investment
  operations:
  Net investment income           0.28         0.55      0.56       0.55       0.63       0.61       0.27        0.56       0.24
-----------------------------  --------    --------   -------    -------    -------    -------    -------     -------    -------
  Net gains (losses) on
    securities (both realized
    and unrealized)              (0.54)        0.13      0.17      (0.41)      0.70      (1.02)     (0.53)       0.11       0.10
-----------------------------  --------    --------   -------    -------    -------    -------    -------     -------    -------
    Total from investment
      operations                 (0.26)        0.68      0.73       0.14       1.33      (0.41)     (0.26)       0.67       0.34
-----------------------------  --------    --------   -------    -------    -------    -------    -------     -------    -------
Less distributions:
  Dividends from net
    investment income            (0.28)       (0.55)    (0.53)     (0.51)     (0.59)     (0.50)     (0.28)      (0.55)     (0.22)
-----------------------------  --------    --------   -------    -------    -------    -------    -------     -------    -------
  Distributions from net
    realized gains                  --           --        --         --         --      (0.04)        --          --         --
-----------------------------  --------    --------   -------    -------    -------    -------    -------     -------    -------
  Return of capital                 --           --     (0.02)     (0.04)     (0.04)     (0.10)        --          --      (0.01)
-----------------------------  --------    --------   -------    -------    -------    -------    -------     -------    -------
    Total distributions          (0.28)       (0.55)    (0.55)     (0.55)     (0.63)     (0.64)     (0.28)      (0.55)     (0.23)
-----------------------------  --------    --------   -------    -------    -------    -------    -------     -------    -------
Net asset value, end of
  period                       $  9.05     $   9.59   $  9.46    $  9.28    $  9.69    $  8.99    $  9.02     $  9.56    $  9.44
=============================  ========    ========   =======    =======    =======    =======    =======     =======    =======
Total return(a)                  (2.79)%       7.40%     8.16%      1.61%     15.22%     (4.13)%    (2.80)%      7.31%      3.64%
=============================  ========    ========   =======    =======    =======    =======    =======     =======    =======
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)               $339,032    $237,919   $89,265    $79,443    $61,300    $23,415    $42,280     $38,026    $ 1,851
=============================  ========    ========   =======    =======    =======    =======    =======     =======    =======
Ratio of expenses to average
  net assets (exclusive of
  interest expense)               1.69%(b)     1.72%     1.76%      1.76%      1.86%      1.82%(c)   1.69%(b)    1.72%      1.76%(d)
=============================  ========    ========   =======    =======    =======    =======    =======     =======    =======
Ratio of net investment
  income to average net
  assets                          6.04%(b)     5.68%     6.01%      6.00%      6.58%      6.56%(e)   6.04%(b)    5.68%      6.01%(d)
=============================  ========    ========   =======    =======    =======    =======    =======     =======    =======
Portfolio turnover rate             79%         147%       99%       134%       140%       109%        79%        147%        99%
=============================  ========    ========   =======    =======    =======    =======    =======     =======    =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $241,145,150 and $40,166,421 for Class B and Class C,
    respectively.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.87%.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 6.50%.

BOARD OF TRUSTEES                                OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                             11 Greenway Plaza
Chairman                                         Chairman                                     Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                             A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary          11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                               Gary T. Crum                                 Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                         Dana R. Sutton
Cortland Trust Inc.                              Vice President and Treasurer                 A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Edward K. Dunn Jr.                               Robert G. Alley                              Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President
Formerly Vice Chairman and President,                                                         CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Stuart W. Coco
President, Mercantile Bankshares                 Vice President                               State Street Bank and Trust Company
                                                                                              225 Franklin Street
Jack Fields                                      Melville B. Cox                              Boston, MA 02110
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                          COUNSEL TO THE FUND
Formerly Member                                  Karen Dunn Kelley
of the U.S. House of Representatives             Vice President                               Ballard Spahr
                                                                                              Andrews & Ingersoll, LLP
Carl Frischling                                  Edgar M. Larsen                              1735 Market Street
Partner                                          Vice President                               Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP
                                                 Mary J. Benson                               COUNSEL TO THE TRUSTEES
Robert H. Graham                                 Assistant Vice President and
President and Chief Executive Officer            Assistant Treasurer                          Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                                                                   919 Third Avenue
                                                 Sheri Morris                                 New York, NY 10022
Prema Mathai-Davis                               Assistant Vice President and
Chief Executive Officer, YWCA of the U.S.A.,     Assistant Treasurer                          DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors  Renee A. Friedli                             A I M Distributors, Inc.
Metropolitan Transportation Authority of         Assistant Secretary                          11 Greenway Plaza
New York State                                                                                Suite 100
                                                 P. Michelle Grace                            Houston, TX 77046
Lewis F. Pennock                                 Assistant Secretary
Attorney
                                                 Jeffrey H. Kupor
Louis S. Sklar                                   Assistant Secretary
Executive Vice President
Hines Interests                                  Nancy L. Martin
Limited Partnership                              Assistant Secretary

                                                 Ofelia M. Mayo
                                                 Assistant Secretary

                                                 Lisa A. Moss
                                                 Assistant Secretary

                                                 Kathleen J. Pflueger
                                                 Assistant Secretary

                                                 Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                                  A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                               provided leadership in the mutual-fund
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                            industry since 1976 and managed
AIM Capital Development Fund                                                                 approximately $121 billion in assets
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS                          for more than 6.3 million
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund                shareholders, including individual
AIM Large Cap Growth Fund                AIM Asian Growth Fund                               investors, corporate clients and
AIM Mid Cap Equity Fund(A)               AIM Developing Markets Fund                         financial institutions, as of June 30,
AIM Select Growth Fund                   AIM Europe Growth Fund                              1999.
AIM Small Cap Growth Fund(B)             AIM European Development Fund                          The AIM Family of Funds--Registered
AIM Small Cap Opportunities Fund         AIM International Equity Fund                       Trademark-- is distributed nationwide,
AIM Value Fund                           AIM Japan Growth Fund                               and AIM today is the 10th-largest
AIM Weingarten Fund                      AIM Latin American Growth Fund                      mutual-fund complex in the United
                                         AIM New Pacific Growth Fund                         States in assets under management,
GROWTH & INCOME FUNDS                                                                        according to Strategic Insight, an
AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS                                 independent mutual-fund monitor.
AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund             AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(C)                  GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                         AIM Global Growth & Income Fund
                                         AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                   GLOBAL INCOME FUNDS
AIM High Yield Fund                      AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                   AIM Global Government Income Fund
AIM Income Fund                          AIM Global Income Fund
AIM Intermediate Government Fund         AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                         THEME FUNDS
TAX-FREE INCOME FUNDS                    AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund           AIM Global Financial Services Fund
AIM Municipal Bond Fund                  AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund           AIM Global Resources Fund
                                         AIM Global Telecommunications and Technology Fund(E)
                                         AIM Global Trends Fund(F)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                             [AIM LOGO APPEARS HERE]

                             INVEST WITH DISCIPLINE--Registered Trademark--